UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LENNOX INTERNATIONAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903

Lennox International Inc.

Important Notice Regarding the Availability of Proxy Materials

For the Stockholders Meeting to be held on
May 16, 2024

For Stockholders of record as of March 25, 2024

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/LII

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to

www.proxydocs.com/LII

Have the 12 digit control number located in the shaded box above available when you access the website.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one by May 6, 2024 using one of the following methods. There is no charge to you for requesting a copy.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/LII	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.		* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above in the shaded box) in the subject line. No other requests, instructions or inquiries should be included in your e-mail.

Lennox International Inc.

Meeting Materials: Notice of Meeting, Proxy Statement & Annual Report on Form 10-K

Meeting Type:  Annual Meeting of Stockholders

Date:  Thursday, May 16, 2024

Time:   10:30 AM, Central Daylight Time

Place:  Annual Meeting to be held virtually - please visit

     www.proxydocs.com/LII for more details.

You must register to attend the meeting online and/or participate at www.proxydocs.com/LII

SEE REVERSE FOR FULL AGENDA

Lennox International Inc.

Annual Meeting of Stockholders

The purpose of the 2024 Annual Meeting of Stockholders is to take action on the proposals listed below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

• “FOR” each of the nominees listed in Proposal 1

• “FOR” Proposals 2 and 3

 PROPOSAL

1.	To elect three Class II directors for a three-year term expiring at the 2027 Annual Meeting of Stockholders

1.01 Sherry L. Buck

1.02 Gregory T. Swienton

1.03 Todd J. Teske

2.	To conduct an advisory vote to approve the compensation of our named executive officers as disclosed in the Proxy Statement

3.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2024 fiscal year

NOTE: Also includes authorization to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.